Exhibit 99.1

LETTER OF TRANSMITTAL

Helmerich & Payne, Inc.

Offer to Exchange

Up to $350,000,000 aggregate principal amount of 4.650% Senior Notes due 2027
(CUSIP 423452 AL5)

Up to $350,000,000 aggregate principal amount of 4.850% Senior Notes due 2029
(CUSIP 423452 AM3)

Up to $550,000,000 aggregate principal amount of 5.500% Senior Notes due 2034
(CUSIP 423452 AN1)
that have been registered under the Securities Act of 1933, as amended, for
$350,000,000 aggregate principal amount of outstanding 4.650% Senior Notes due 2027
(CUSIP 423452 AH4)

$350,000,000 aggregate principal amount of outstanding 4.850% Senior Notes due 2029
(CUSIP 423452 AJ0)

$550,000,000 aggregate principal amount of outstanding 5.500% Senior Notes due 2034
(CUSIP 423452 AK7)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2025, UNLESS WE EXTEND OR EARLIER TERMINATE THE EXCHANGE OFFER. IF WE EXTEND THE EXCHANGE OFFER, THE TERM “EXPIRATION DATE” MEANS THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

Delivery To: Computershare Trust Company, N.A., Exchange Agent

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Computershare Trust Company, N.A. Corporate Trust Operations 1505 Energy Park Drive St. Paul, MN 55108	Computershare Trust Company, N.A. Corporate Trust Operations 1505 Energy Park Drive St. Paul, MN 55108	Computershare Trust Company, N.A. Corporate Trust Operations 1505 Energy Park Drive St. Paul, MN 55108

to confirm by telephone or for information at (800) 344-5128

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the Prospectus, dated                       , 2025 (the “Prospectus”), of Helmerich & Payne, Inc., a Delaware corporation (the “Issuer”), and this Letter of Transmittal (the “Letter”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of (i) up to $350,000,000 aggregate principal amount of the Issuer’s 4.650% Senior Notes due 2027 (the “New 2027 Notes”), (ii) up to $350,000,000 aggregate principal amount of the Issuer’s 4.850% Senior Notes due 2029 (the “New 2029 Notes”) and (iii) up to $550,000,000 aggregate principal amount of the Issuer’s 5.500% Senior Notes due 2034 (together with the New 2027 Notes and the New 2029 Notes, the “New Notes”) that have, in each case, been registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for (i) $350,000,000 aggregate principal amount of the Issuer’s 4.650% Senior Notes due 2027 (the “Old 2027 Notes”), (ii) $350,000,000 aggregate principal amount of the Issuer’s 4.850% Senior Notes due 2029 (the “Old 2029 Notes”) and (iii) $550,000,000 aggregate principal amount of the Issuer’s 5.500% Senior Notes due 2034 (together with the Old 2027 Notes and the Old 2029 Notes, the “Old Notes”) that are, in each case, outstanding and unregistered, from the registered holders thereof (the “Holders”).

For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or, if no interest has been paid on the Old Notes, from September 17, 2024. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid, or, if no interest has been paid, from September 17, 2024. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date, the record date for which occurs on or after consummation of the Exchange Offer and will be deemed to have waived their rights to receive the accrued interest on such Old Notes.

This Letter is to be completed by a Holder of Old Notes either if certificates for Old Notes are to be forwarded herewith or if a tender of Old Notes is to be made by book-entry transfer to the account maintained by Computershare Trust Company, N.A., as exchange agent (the “Exchange Agent”), at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus and an Agent’s Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant. Holders of Old Notes whose certificates for Old Notes are not immediately available, or who are unable to deliver their certificates for Old Notes or confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers, if applicable, and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Series of Old Note(s) Being Tendered	Certificate Number(s)*	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**

		Total

*	Need not be completed if Old Notes are being tendered by book-entry transfer.
**

Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 3. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

By crediting the Old Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

Name:
Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of its business, that it has no arrangement or understanding with any person to participate in a distribution of the New Notes and that it is not an affiliate of the Issuer as such terms are interpreted by the Securities and Exchange Commission (“SEC”). If the undersigned is a broker-dealer, then it has a prospectus delivery requirement with respect to resales of the New Notes and the SEC has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to resales of the New Notes (other than a resale of an unsold allotment from the original sale of the notes) with the Prospectus relating to such New Notes.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned represents that: (i) it is neither an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer, nor a broker-dealer tendering Old Notes acquired directly from the Issuer for its own account; (ii) any New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of its business; (iii) at the time of the commencement of the Exchange Offer, neither the undersigned nor, to the knowledge of the undersigned, anyone receiving New Notes from the undersigned, has any arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the New Notes in violation of the Securities Act; (iv) if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in a distribution, as defined in the Securities Act, of the New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes; and (v) if the undersigned is a broker-dealer, it represents that it will receive the New Notes for its own account in exchange for Old Notes that were acquired by it as a result of its market-making or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate,” as defined in Rule 405 of the Securities Act, of the Issuer), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders’ business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any Holder is an affiliate of the Issuer and is engaged in or intends to engage in or has any arrangement or understanding with any person to participate in a distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) will not be entitled to tender Old Notes pursuant to the Exchange Offer, and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Any broker-dealer that acquired any of its Old Notes directly from the Issuer may not rely on the applicable interpretation of the staff of the SEC and must also be named as a selling noteholder in connection with the registration and prospectus delivery requirements of the Securities Act relating to any resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box or boxes entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box or boxes entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

(Address)

(Zip Code)

(Complete Form W-9)

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” in this Letter above.

Mail New Notes and/or Old Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

(Address)

(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Form W-9)

X	, 2019

X	, 2019
(Signature(s) of Owner)
Area Code and Telephone Number:

If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Tax Identification No.:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:	, 2019

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Exchange

$350,000,000 aggregate principal amount of 4.650% Senior Notes due 2027
(CUSIP 423452 AL5)

$350,000,000 aggregate principal amount of 4.850% Senior Notes due 2029
(CUSIP 423452 AM3)

$550,000,000 aggregate principal amount of 5.500% Senior Notes due 2034
(CUSIP 423452 AN1)
that have been registered under the Securities Act of 1933, as amended, for
$350,000,000 aggregate principal amount of outstanding 4.650% Senior Notes due 2027
(CUSIP 423452 AH4)

$350,000,000 aggregate principal amount of outstanding 4.850% Senior Notes due 2029
(CUSIP 423452 AJ0)

$550,000,000 aggregate principal amount of outstanding 5.500% Senior Notes due 2034
(CUSIP 423452 AK7)

1.	Delivery of this Letter and Old Notes; Guaranteed Delivery Procedures.

This Letter is to be completed by holders of Old Notes either if certificates for Old Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures referred to below and set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile hereof or Agent’s Message in lieu hereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile hereof or Agent’s Message in lieu hereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box or boxes above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of its authority to so act must be submitted.

Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.	Taxpayer Identification Number and Certification of Foreign Status.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuer (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Form W-9, which generally is such holder’s social security number or employee identification number, or otherwise establish an exemption. If the Issuer is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at the then applicable rate on the amount of any reportable payments made after the exchange to such tendering holder of New Notes. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Holders of Old Notes should review the General Instructions and the Specific Instructions enclosed with the Form W-9 for additional instructions on how to complete the Form W-9. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a properly completed Form W-8BEN, W-BEN-E, W-8ECI or other applicable form W-8. These forms may be obtained from the Exchange Agent.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.

6.	Transfer Taxes.

The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter.

7.	Waiver of Conditions.

The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

None of the Issuer or any of its subsidiaries or stockholders, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Old Notes.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Withdrawal Rights.

Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers, if certificated, and the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes, if tendered pursuant to the procedure for book-entry transfer, and the principal amount of such Old Notes), (iii) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender, and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered prior to the Expiration Date. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to the Expiration Date.

11.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.